LEASES - Operating lease related assets and liabilities (Details)	Jun. 30, 2025 CNY (¥)	Jun. 30, 2025 USD ($)	Jun. 30, 2024 CNY (¥)
Operating lease related assets and liabilities recorded on the balance sheets
Operating lease right-of-use assets, net	¥ 18,975,692	$ 2,648,904	¥ 23,547,193
Operating lease liabilities - current	1,761,231	245,858	3,741,247
Operating lease liabilities - non-current	1,081,827	151,017	3,971,285
Total operating lease liabilities	¥ 2,843,058	$ 396,875	¥ 7,712,532